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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 13, 1999


                          Commission file number 1-5270


                              SOFTNET SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                                   11-1817252
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    (State or other jurisdiction of                    (I.R.S. Employer
    incorporation or organization)                  Identification Number)


                         650 Townsend Street, Suite 225
                         San Francisco, California 94103
                    (Address of principal executive offices)


                                 (415) 365-2500
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              (Registrant's telephone number, including area code)




                                       N/A
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          (Former name or former address, if changed since last report)





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


Item 5.   Other Events


PCCW Private Placement
----------------------

                  On December 13, 1999, SoftNet Systems, Inc. (the "Company") completed the issuance to Pacific Century Cyberworks Limited ("PCCW") of 5,000,000 shares of Common Stock (the "PCCW Shares") for $128.75 million pursuant to a Stock Purchase Agreement dated October 12, 1999, between the Company and PCCW (the "PCCW Stock Purchase Agreement"). The proceeds from this investment will be used for working capital and general corporate purposes.

                  The offer and sale of the PCCW Shares was completed in a private placement pursuant to an exemption from registration under the Securities Act of 1933, as amended. In connection with the investment, the Company and PCCW entered into a Registration Rights Agreement whereby the Company is obligated in the future to file with the Securities and Exchange Commission one or more registration statements covering the resale of the PCCW Shares.

                  Under the terms of the PCCW Stock Purchase Agreement, PCCW has the right to inspect certain Company records, to designate up to two people for election to the Company's Board of Directors, and to participate in certain of the Company's securities offerings.

                  The foregoing description is only a summary and is qualified in its entirety by reference to the Stock Purchase Agreement and the Registration Rights Agreement, which are incorporated herein by this reference to the Current Report on Form 8-K filed by the Company on October 21, 1999.


Completion of Issuance of Shares to Mediacom, LLC
-------------------------------------------------

                  On December 30, 1999, the Company completed the issuance to Mediacom, LLC ("Mediacom") of 3,500,000 shares of Common Stock (the "Mediacom Shares") to secure an Affiliate Agreement whereby Mediacom agrees to use the Company's wholly-owned subsidiary, ISP Channel, Inc., as Mediacom's exclusive provider of high speed Internet access over its cable infrastructure. The issuance was made pursuant to a Stock Purchase Agreement dated November 4, 1999 between the Company and Mediacom (the "Mediacom Stock Purchase Agreement").

                  The material terms of the Mediacom Stock Purchase Agreement, and related agreements, are set forth in the Company's Current Report on 8-K filed by the Company on July 20, 1999, which is hereby incorporated by this reference as if set forth fully herein.

                  The foregoing description is only a summary and is qualified in its entirety by reference to the Mediacom Stock Purchase Agreement, that certain Stockholder Agreement and that certain Registration Rights Agreement, each dated November 4, 1999 between the Company and Mediacom, which are incorporated herein by this reference to the Company's Annual Report on Form 10-K filed by the Company on December 29, 1999.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

                  (c) Exhibits. The following documents are filed as exhibits to this report:


         1. Exhibit 10.1 - Stock Purchase Agreement by and between SoftNet Systems, Inc. and Pacific Century Cyberworks Limited, dated October 12, 1999 and the Registration Rights Agreement attached as an exhibit thereto, which are incorporated herein by this reference to the Current Report on Form 8-K filed by the Company on October 21, 1999

         2. Exhibit 10.2 - Stock Purchase Agreement by and between SoftNet Systems, Inc. and Mediacom, LLC, dated November 4, 1999, which is incorporated herein by this reference to the Annual Report on Form 10-K filed by the Company on December 29, 1999

         3. Exhibit 10.3 - Registration Rights Agreement by and between SoftNet Systems, Inc. and Mediacom, LLC, dated November 4, 1999, which is incorporated herein by this reference to the Annual Report on Form 10-K filed by the Company on December 29, 1999

         4. Stockholder Agreement by and between SoftNet Systems, Inc. and Mediacom, LLC, dated November 4, 1999, which is incorporated herein by this reference to the Annual Report on Form 10-K filed by the Company on December 29, 1999

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SoftNet Systems, Inc.
                                            -----------------------------------
                                                         (Registrant)

Date:  December 30, 1999                    By:    /s/ Douglas S. Sinclair
                                                -------------------------------
                                                     Douglas S. Sinclair
                                                     Chief Financial Officer

             Exhibit No.             Description
             -----------             -----------


                      10.1 Stock Purchase Agreement by and between SoftNet Systems, Inc. and Pacific Century Cyberworks Limited, dated October 12, 1999 and the Registration Rights Agreement attached as an exhibit thereto, which are incorporated herein by this reference to the Current Report on Form 8-K filed by the Company on October 21, 1999

                      10.2 Stock Purchase Agreement by and between SoftNet Systems, Inc. and Mediacom, LLC, dated November 4, 1999, which is incorporated herein by this reference to the Annual Report on Form 10-K filed by the Company on December 29, 1999

                      10.3 Registration Rights Agreement by and between SoftNet Systems, Inc. and Mediacom, LLC, dated November 4, 1999, which is incorporated herein by this reference to the Annual Report on Form 10-K filed by the Company on December 29, 1999

                      10.4 Stockholder Agreement by and between SoftNet Systems, Inc. and Mediacom, LLC, dated November 4, 1999, which is incorporated herein by this reference to the Annual Report on Form 10-K filed by the Company on December 29, 1999